UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 26, 2022)
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.
Coty Inc. (NYSE: COTY) (“Coty” or the “Company”) is filing this Current Report on Form 8-K to provide further information to investors regarding its operations in Russia. In calendar 2021, Coty’s sales in Russia, including local Travel Retail, accounted for a little over 3% of the Company’s sales and a mid-single digit percentage of adjusted EBITDA. After careful consideration, including analysis of relevant U.S., U.K., and other applicable regulation, Coty has decided to wind down its Russian operations starting immediately. While all of the financial impacts, including the impact on the Company’s long-term outlook, of the decision are still being determined, this decision is not expected to impact Coty’s ability to achieve its previously issued fiscal 2022 outlook on revenue, adjusted EBITDA or adjusted EPS guidance because of seasonally lower contribution of the business in the fourth fiscal quarter.
The information disclosed under this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.
The Company’s adjusted EBITDA is a non-GAAP financial measure and its expected adjusted EBITDA is a forward-looking non-GAAP financial measure. Reconciliation of adjusted EBITDA to the nearest comparable GAAP financial measure is contained in the press release attached as Exhibit 99.1 to the Form 8-K filed with the SEC on February 8, 2022. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

Forward Looking Statements

The statements contained in this report include certain “forward-looking statements” within the meaning of the relevant securities laws, including the expected financial impacts of the wind down of the Company’s Russian operations. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “are going to,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “should,” “outlook,” “continue,” “target,” “aim,” “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that the Company considers reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual events or results to differ materially from such statements, including (i) the Company’s ability to implement the wind down as anticipated and its ability to mitigate any unanticipated problems, liabilities or other challenges associated with such implementation, (ii) global political and/or economic uncertainties, disruptions or major regulatory or policy changes, and/or the enforcement thereof that affect the planned wind down, our business, financial performance, operations or products, including the impact of the war in Ukraine and any escalation or expansion of such conflict and (iii) the other potential risks and uncertainties that could affect the Company’s business and financial results included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and its subsequent quarterly reports on Form 10-Q and other documents it has filed and may file with the United States Securities and Exchange Commission from time to time. All forward-looking statements made in this report are qualified by these cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of the document in which such statement is made, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: April 27, 2022	By:	/s/ Laurent Mercier
Laurent Mercier
Chief Financial Officer